UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2020 (the “Closing Date”), Verus International, Inc. (the “Company”) entered into an asset purchase agreement (the “APA”) with Eliot’s Adult Nut Butter, LLC (the “Seller” or “Eliot’s”) and the member owners of the Seller (the “Members”). Pursuant to the terms of the APA, on the Closing Date, the Seller sold and assigned substantially all of the assets, and certain specified liabilities, of the Seller to the Company.

The aggregate purchase price of $400,000 for the purchased assets, plus the assumption of the assumed liabilities, will be paid by the Company as follows:

(i)	$25,000 within six (6) months of the Closing Date;
(ii)	$25,000 within twelve (12) months of the Closing Date;
(iii)	issuance of $60,000 of the Company’s common stock to the Members based upon the closing market price on the Closing Date;
(iv)	earn out payments (up to a maximum of $290,000) to be paid quarterly at a rate equal to the greater of (i) $1.26 per case sold or (ii) five percent (5%) of the per case wholesale price; provided that certain gross profit margin and EBITDA conditions are also met.

In addition, in connection with the APA, on the Closing Date, Eliot’s entered into an employment agreement with the Founder of the Seller to serve as the President of Eliot’s.

The foregoing description of the APA does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the APA, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.01 by reference.

Item 8.01 Other Events.

On September 3, 2020, the Company issued a press release announcing the acquisition of Eliot’s.

The foregoing description of the press release is only a summary and is qualified in its entirety by reference to the complete text of the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Asset Purchase Agreement

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: September 3, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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